Exhibit 10.26

FOURTH AMENDMENT TO ASSET PURCHASE AGREEMENT

This FOURTH AMENDMENT TO ASSET PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of June 15, 2011 by and among Station Casinos, Inc., a Nevada corporation (“SCI”), those Subsidiaries of SCI listed in Annex I and FG Opco Acquisitions LLC, a Delaware limited liability company.  Each party named above is a “Party”, and collectively are referred to as the “Parties”.  Capitalized terms used but not defined herein shall have the meanings provided in the APA.

RECITALS

WHEREAS, the Parties have heretofore entered into that certain Asset Purchase Agreement dated as of June 7, 2010 (as amended by the First Amendment to Asset Purchase Agreement, dated as of August 26, 2010, the Second Amendment to Asset Purchase Agreement, dated as of March 29, 2011, and the Third Amendment to Asset Purchase Agreement, dated as of April 29, 2011, each by and among the Parties, the “APA”); and

WHEREAS, each Party has reviewed, or has had the opportunity to review, this Amendment with the assistance of professional legal advisors of its own choosing;

AGREEMENT

NOW THEREFORE, in consideration for the promises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and intending to be legally bound hereby, the Parties hereby agree as follows:

1.             Amendment to the APA.

(i)                                                         The definition of “Excess Cash” in Section 1.1 of the APA is hereby amended and restated in its entirety to read as follows:

““Excess Cash” means all Cage Cash, unrestricted cash, cash equivalents, bank deposits and similar cash items of Sellers in excess of (x) $25 million; plus (y) the Applied Gun Lake Reimbursement; plus (z) the amount of accrued unpaid administrative expenses of the Debtors accrued through Closing.”

(ii)                                                      The definition of “Permitted Exceptions” in Section 1.1 of the APA is hereby amended and restated in its entirety to read as follows:

““Permitted Exceptions” means (i) all defects, exceptions, restrictions, easements, rights of way and encumbrances and disclosed in policies of title insurance which have been made available to Purchaser prior to the date hereof; (ii) statutory liens for current real and personal property Taxes or assessments on real or personal property not yet delinquent or being contested in good faith and for which adequate reserves have been provided for in accordance with GAAP;

(iii) landlords’, mechanics’, carriers’, workers’, repairers’ and similar liens arising or incurred pursuant to statute or in the Ordinary Course of Business; (iv) zoning, entitlement and other land use and environmental regulations by any Governmental Body provided that any violations of such regulations have not and do not materially and adversely affect the value of such property as it is being used as of the time of determination; (v) title of a lessor under a capital or operating lease; (vi) Liens in favor of a banking institution arising as a matter of Law encumbering deposits (including rights of set-off) that are within the general parameters customary in the banking industry, provided that such Liens do not secure any Indebtedness other than Indebtedness solely in respect of Assumed Liabilities, fees, uncollected items, expenses and other routine liabilities incurred in connection with the ordinary course administration and operation of the Sellers’ banking accounts with such institutions; (vii) Liens provided under the Exit Credit Documents; (viii) Liens permitted by clauses (e), (f), (g) (provided such Liens do not materially impair the value of the property which they encumber), (j), (k), (l)(i) and (ii), (q), (r), (s), (t), or (u) of Section 7.01 of the Opco Credit Agreement (as in effect on the date hereof), such provisions set forth in this clause (viii) being applicable to all Sellers whether or not such Seller is a party to any of the Opco Loan Documents; (ix) Liens on the BofA Cash Collateral; and (x) Liens pursuant to the Transition Services Agreement, dated as of October      , 2010, by and between Station Casinos, Inc., Fertitta Gaming LLC and Green Valley Ranch Gaming, LLC.”

(iii)                                                   The definition of “Other Assumed Liabilities” is hereby added to Section 1.1 of the APA and shall read as follows:

““Other Assumed Liabilities” means any Claims (as defined in the Subsidiary Plan) that the Nevada Gaming Commission and the Nevada Gaming Control Board may have against one or more of the Subsidiary Debtors (as defined in the Subsidiary Plan).”

(iv)                                                  The definition of “Subsidiary Plan” is hereby added to Section 1.1 of the APA and shall read as follows:

““Subsidiary Plan” means the First Amended Prepackaged Joint Chapter 11 Plan of Reorganization for Subsidiary Debtors, Aliante Debtors and Green Valley Ranch Gaming, LLC (Dated May 2, 2011) [Docket No. 2797], as the same may be amended, supplemented or otherwise modified from time to time and as the same was confirmed by the Bankruptcy Court on May 25, 2011.”

(v)                                                     Section 8.2 of the APA is hereby amended to change the reference therein from “December 1, 2010” to “December 15, 2010.”

(vi)                                                  Section 9.2(a)(i) of the APA is hereby amended and restated in its entirety to read as follows:

“conduct the Business only in the Ordinary Course of Business; provided, however, SCI/CE Rohnert Park, LLC, Station Construction, LLC, Station California, LLC and Station Development LLC may be dissolved at any time prior to the Closing; and”

(vii)                                               Section 9.9(a) of the APA is hereby amended to change the reference therein from “December 1, 2010” to “December 15, 2010.”

(viii)                                            Section 9.11(a) of the APA is hereby amended and restated in its entirety to read as follows:

“(a)         Prior to the Closing, in partial satisfaction of obligations owing to the Mortgage Lenders under the Propco Loan Agreement, Sellers shall cause the Propco Assets to be transferred to New Propco or a Subsidiary of New Propco, as provided in the New Propco Transfer Agreements (as defined in the Plan).”

(ix)                                                    Section 11.1(f) of the APA is hereby amended and restated in its entirety to read as follows:

“(f)          the Bankruptcy Court shall have entered the Tax Order and any stay period applicable to the Tax Order shall have expired or shall have been waived by the Bankruptcy Court to the fullest extent permitted by Law.”

(x)                                                       Section 13.3 of the APA is hereby amended by deleting the following:

“(or, in the case of Owned Properties, not later than 30 days prior to Closing).”

(xi)                                                    Item 2 of Schedule 2.4 of the APA is hereby amended and restated as follows:

“All equity or other ownership interest in any Person which equity is owned by any Seller, other than (i) the Opco Losee Property, (ii) the Transferred Equity Interests set forth on Exhibit A-1 and (iii) the Equity Interests in CV PropCo, LLC.”

(xii)                                                 Schedule 2.4 of the APA is hereby amended to add the following:

“9.           U.S. Trademark Registrations

Mark	Class(es)	Reg. No.	Reg. Date
CHINA SPICE	43	2918552	01/18/2005
CHINA SPICE (and design)	43	3057294	02/07/2006
GREEN VALLEY RANCH	16	3531901	11/11/2008

OVATION	43	3425564	05/13/2008
QUINN’S	43	3374513	01/22/2008
SUSHI + SAKE	43	3080981	04/11/2006
SUSHI + SAKE (and design)	43	3023414	12/06/2005
TERRA VERDE	43	3394736	03/11/2008
TIDES	43	3276785	08/07/2007

State Trademark Registrations

Mark	State	Reg. No.	Reg. Date
CHINA SPICE	NV	SM00350667	07/10/2003
HANK`S	NV	E0753402005-7	11/01/2005
HANK`S	NV	E0753442005-1	11/01/2005
HANK`S	NV	E0753482005-5	11/01/2005
QUINNS	NV	E0234162008-2	04/03/2008
QUINN’S	NV	E0193752008-3	03/18/2008
SUSHI + SAKE	NV	SM00350668	07/10/2003
TERRA VERDE	NV	E0652332007-8	09/18/2007
TIDES OYSTER BAR (and design)	NV	E0346142006-3	05/09/2006
TIDES OYSTER BAR	NV	E0346792006-0	05/09/2006
TIDES OYSTER BAR	NV	E0346842006-7	05/08/2006
TIDES OYSTER BAR (and design)	NV	E0346002006-7	05/08/2006
TIDES OYSTER BAR (and design)	NV	E0346222006-3	05/09/2006
TIDES OYSTER BAR	NV	E0346862006-9	05/09/2006

“10.         All Assets and Properties transferred pursuant to any the following that are not Exhibit A Purchased Assets:

a.             that certain Landco Assets Transfer Agreement (SCI Assets), dated as of the Closing Date, by and between SCI and CV PropCo, LLC (the “Landco Assets Transfer Agreement (SCI Assets)”);

b.             that certain Landco Assets Transfer Agreement (Subsidiary Assets), dated as of the Closing Date, by and among Tropicana Station, Inc., Tropicana Acquisitions, LLC and CV PropCo, LLC (the “Landco Assets Transfer Agreement (Subsidiary Assets)”);

c.             that certain Proposal and Agreement With Respect to Acceptance of Certain Collateral Pursuant to Section 9-620 of the UCC, dated as of the Closing Date, by and among CV HoldCo, LLC, CV PropCo, LLC, FCP Holding, Inc, Fertitta Partners, LLC, FCP VoteCo, LLC and the Opco Agent (the “CV Holdco Pledge Foreclosure Agreement”);

d.             that certain Proposal and Agreement With Respect to Acceptance of Certain Collateral Pursuant to Section 9-620 of the UCC, dated of the Closing Date, by and among Propco, SCI, Boulder Station, Inc., Charleston Station, LLC, Palace Station Hotel & Casino, Inc., Sunset Station, Inc. and any other parties thereto (the “FCP Propco Master Lease Collateral Foreclosure Agreement”); or

e.             that certain New Propco Transfer Agreement, dated as of the Closing Date, between Propco, the Mortgage Lenders and Station Casinos LLC (the “New Propco Transfer Agreement”, and together with the Landco Assets Transfer Agreement (SCI Assets), the Landco Assets Transfer Agreement (Subsidiary Assets)), the CV Holdco Pledge Foreclosure Agreement and the FCP Propco Master Lease Collateral Foreclosure Agreement, the “Transfer Agreements”).”

(xiii)                                              Schedule 5.3(a) of the APA is hereby amended by adding the following:

“Multi Use Lease, dated as of May 13, 2002, between Lake Mead Station Holdings, LLC and the State of Nevada, acting by and through its Department of Transportation.”

(xiv)                                             Schedule 6.3(a) and Schedule 6.3(b) of the APA are hereby amended by adding the following:

“Multi Use Lease, dated as of October 3, 2002, between Palace Station Hotel and Casino, Inc. and the State of Nevada, acting by and through its Department of Transportation.”

(xv)                                                Exhibit A-1 of the APA is hereby amended by deleting following from item 7:

“Palms Station, LLC”

(xvi)                                             Exhibit A-1 of the APA is hereby amended by adding the following:

“24.         To the extent received by SCI on or prior to the Closing Date, 100% of all membership and other equity interest in Losee Elkhorn Properties, LLC that is distributed to SCI pursuant to the Plan or the Subsidiary Plan and, to the extent that such property is not distributed to SCI on or prior to the Closing Date, the right to receive 100% of any such property thereafter received by SCI (the “Opco Losee Property”).”

(xvii)                                          Annex 1 to Exhibit A-1 of the APA is hereby amended and restated in its entirety to read as provided in Annex 1 to Exhibit A-1 attached hereto.

(xviii)                                       Exhibit A-2 of the APA is hereby amended by adding the following:

“7.           All Other Assumed Liabilities of Sellers solely to the extent arising out of the Exhibit A Purchased Assets acquired by a Purchasing Entity pursuant to the Agreement.”

(xix)                                               Exhibit B-1 of the APA is hereby amended by amending and restating Item 2 in its entirety to read as follows:

2.             All Marks and other branding elements exclusive to the Wild Wild West Assemblage (as defined below), including the trademarks and domain names on Annex 1 to this Exhibit B-1, together with matching corporate names, trade names, d/b/a names and domain names and including trademark rights in internet key words, social networks and new media.”

(xx)                                                  Exhibit B-1 of the APA is hereby amended by adding the following:

“27.         That certain Multi Use Lease, dated as of October 3, 2002, between Palace Station Hotel and Casino, Inc. and the State of Nevada, acting by and through its Department of Transportation.”

(xxi)                                               Exhibit B-2 of the APA is hereby amended by adding the following:

“6.           All Other Assumed Liabilities of Sellers solely to the extent arising the Exhibit B Purchased Assets acquired by a Purchasing Entity pursuant to the Agreement.”

(xxii)                                            Annex 1 to Exhibit B-1 of the APA is hereby amended and restated in its entirety to read as provided in Annex 1 to Exhibit B-1 attached hereto.

(xxiii)                                         Exhibit C-1 of the APA is hereby amended and restated in its entirety to read as provided in Exhibit C-1 attached hereto.

2.     GVR TSA.

In consideration of the amendments set forth in Section 1(xi) hereof:  (a) each of SCI and each of the other Sellers hereby assigns to Purchaser effective as of the Closing all of its right, title and interest in and to all amounts payable from time to time to SCI or any of its Subsidiaries from and after the Closing pursuant to Section 2.4(b) of the Transition Services Agreement, dated as of October      , 2010, by and between SCI, Fertitta Gaming LLC and Green Valley Ranch Gaming, LLC (the “GVR TSA”) or Section 2(d) hereof (it being understood and agreed that any amounts received prior to the Closing constitute Purchased Assets); (b) each of SCI and each of the other Sellers agrees to promptly pay all such amounts to Purchaser following receipt thereof; (c) SCI agrees not to, and to cause its Subsidiaries not to, agree to any value referred to in Section 2.4(b) of the GVR TSA without the prior written consent of Purchaser (it being understood that Purchaser shall have no such approval right over determinations of value by the Bankruptcy Court made pursuant to Section 2.4(b) of the GVR TSA); and (d) SCI agrees to cause each of its Subsidiaries that is not a Seller to promptly distribute to SCI any funds received by such Subsidiary pursuant to Section 2.4(b) of the GVR TSA.  SCI acknowledges and agrees that the entry into the GVR TSA requires the consent of Purchaser pursuant to Section 9.2 of the APA.

3.             Mutual Representations, Warranties, and Covenants.

Each Party makes the following representations and warranties (provided, however, that the representations and warranties of the Debtors shall be subject to the approval of this Amendment by the Bankruptcy Court), solely with respect to itself, to each of the other Parties:

(i)                                                          Enforceability.  The APA as amended by this Amendment is a legal, valid and binding obligation of such Party, enforceable against it in accordance with its terms, except as enforcement may be limited by applicable laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

(ii)                                                       Power and Authority.  The Parties have all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its respective obligations under, the APA as amended by this Amendment.

(iii)                                                    Authorization.  The execution and delivery of this Amendment and the performance of its obligations under the APA as amended by this Amendment have been duly authorized by all necessary action on its part.  This Amendment has been duly and validly executed and delivered by such Party.

4.     APA Closing Conditions.

(i)                                                             The Purchaser hereby acknowledges and agrees that each of the conditions to closing set forth in Section 11.1 and Section 11.3 of the APA, as amended hereunder, have been either fully satisfied or are hereby irrevocably waived by the Purchaser.

(ii)                                                          The Sellers hereby acknowledge and agree that each of the conditions to closing set forth in Section 11.2 and Section 11.3 of the APA, as amended hereunder, have been either fully satisfied or are hereby irrevocably waived by the Sellers.

5.     APA Remains in Full Force and Effect.

Except as expressly modified by this Amendment, the APA remains in full force and effect pursuant to its terms.  Each of the equity commitment letters and the gaming deposit letter entered into in connection with the APA remain in full force and effect.  All references to the APA in other documentation between the Parties shall be deemed to be a reference to the APA as amended by this Agreement.

6.     Miscellaneous Terms.

The provisions of Article XIV of the APA are applicable to this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

FG OPCO ACQUISITIONS LLC

By:	/s/ Frank J. Fertitta III
Name: Frank J. Fertitta III
Title: Authorized Signatory

STATION CASINOS, INC.
a Nevada corporation

By:	/s/ Thomas M. Friel
Name: Thomas M. Friel
Title: Executive Vice President, Chief Accounting Officer & Treasurer

BOULDER STATION, INC.
CENTERLINE HOLDINGS, LLC
CHARLESTON STATION, LLC
CV HOLDCO, LLC
DURANGO STATION, INC.
FIESTA STATION, INC.
FRESNO LAND ACQUISITIONS, LLC
GOLD RUSH STATION, LLC
GREEN VALLEY STATION, INC.
LAKE MEAD STATION, INC.
LML STATION, LLC
MAGIC STAR STATION, LLC
NORTHERN NV ACQUISITIONS, LLC
PALACE STATION HOTEL & CASINO, INC.
RANCHO STATION, LLC
RENO LAND HOLDINGS, LLC
RIVER CENTRAL, LLC
SANTA FE STATION, INC.
STATION HOLDINGS, INC.
STN AVIATION, INC.
SUNSET STATION, INC.
TEXAS STATION, LLC
TOWN CENTER STATION, LLC
TROPICANA STATION, LLC
TROPICANA STATION, INC.

By:	/s/ Thomas M. Friel
Name:	Thomas M. Friel
Title:	Senior Vice President and Treasurer

AUBURN DEVELOPMENT, LLC
INSPIRADA STATION, LLC
TROPICANA ACQUISITIONS, LLC
VISTA HOLDINGS, LLC

		By:	/s/ Thomas M. Friel
Name: Thomas M. Friel
Title: Authorized Signatory

PAST ENTERPRISES, INC.,
an Arizona corporation

		By:	/s/ Thomas M. Friel
		Name:	Thomas M. Friel
		Title:	President and Treasurer

SONOMA LAND HOLDINGS, LLC

		By:	/s/ Thomas M. Friel
		Name:	Thomas M. Friel
		Title:	President, Chief Financial Officer and Treasurer

ACKNOWLEDGED AND AGREED TO:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ David J. Crescenzi
Name:	David J. Crescenzi
Title:	Managing Director

By:	/s/ Benjamin Souh
Name:	Benjamin Souh
Title:	Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ Charles O. Freegood
Name:	Charles O. Freegood
Title:	Managing Director

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Reginald T. Dawson
Name:	Reginald T. Dawson
Title:	Managing Director